Amplify CWP Enhanced Dividend Income ETF
Schedule of Investments
January 31, 2023 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 87.9%
Communication Services - 2.1%
Verizon Communications, Inc.	1,320,668	$54,900,169
Consumer Discretionary - 10.3%
McDonald's Corp.	495,409	132,472,367
The Home Depot, Inc.	440,255	142,717,463
		275,189,830
Consumer Staples - 8.6%
General Mills, Inc.	1,282,694	100,511,902
The Procter & Gamble Co.	910,903	129,694,369
		230,206,271
Energy - 10.0%
Chevron Corp.	777,496	135,299,854
Marathon Petroleum Corp.	399,114	51,294,131
Schlumberger Ltd.	1,375,693	78,386,987
		264,980,972
Financials - 9.8%
JPMorgan Chase & Co.	903,030	126,388,079
The Goldman Sachs Group, Inc.	364,984	133,514,797
		259,902,876
Health Care - 20.6%
Amgen, Inc.	395,205	99,749,742
Johnson & Johnson	757,503	123,791,140
Medtronic PLC	639,258	53,499,502
Merck & Co., Inc. (a)	1,235,797	132,736,956
UnitedHealth Group, Inc.	280,681	140,113,148
		549,890,488
Industrials - 6.2%
Deere & Co.	195,543	82,683,402
Lockheed Martin Corp.	178,990	82,918,907
		165,602,309
Information Technology - 12.4%
Apple, Inc. (a)	377,981	54,538,879
Microsoft Corp. (a)	553,084	137,059,746
Visa, Inc. - Class A	605,396	139,368,213
		330,966,838
Materials - 5.0%
Dow, Inc.	702,711	41,705,898
Nucor Corp.	536,797	90,729,429
		132,435,327
Utilities - 2.9%
Duke Energy Corp.	758,687	77,727,483
Total Common Stocks (Cost $2,216,894,599)		2,341,802,563

EXCHANGE TRADED FUNDS - 3.1%
SPDR Bloomberg 1-3 Month T-Bill ETF	889,592	81,602,274
Total Exchange Traded Funds (Cost $81,436,563)		81,602,274

MONEY MARKET DEPOSIT ACCOUNTS - 8.8%	Principal Amount
U.S. Bank Money Market Deposit Account, 4.23% (b)	$234,538,746	234,538,746
Total Money Market Deposit Account (Cost $234,538,746)		234,538,746
Total Investments - 99.8%
(Cost $2,532,869,908)		$2,657,943,583

Percentages are based on Net Assets of $2,662,989,893.

(a)	All or portion of this security is held as collateral for the options written. At January 31, 2023, the value of these securities amounted to $232,683,406 or 8.7% of net assets.
(b)	Seven-day yield as of January 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the U.S. Bank Global Fund Services.

Schedule of Options Written
January 31, 2023 (Unaudited)

	Contracts	Notional Amount	Value
Call Options Written (a) - (0.1)%
Apple, Inc., Expires 2/03/2023, Strike Price $146.00	2,800	$(40,401,200)	$(705,600)
Merck & Co, Inc., Expires 2/03/2023, Strike Price $107.00	3,666	(39,376,506)	(643,383)
Merck & Co, Inc., Expires 2/10/2023, Strike Price $105.00	2,700	(29,000,700)	(945,000)
Microsoft Corp., Expires 2/03/2023, Strike Price $260.00	5,000	(123,905,000)	(112,500)
Total Call Options Written
(Premiums Received $2,928,054)			$(2,406,483)

(a) Exchange Traded.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended January 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended January 31, 2023, there have been no significant changes to the Fund's fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last trade price.

The Trust's valuation procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the Valuation Designee, pursuant to procedures established by the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of January 31, 2023:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$ 2,341,802,563
Exchange Traded Funds	81,602,274
Money Market Deposit Accounts	234,538,746
Total Level 1	2,657,943,583
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$ 2,657,943,583
Other Financial Instruments(a)
Liabilities
Level 1
Options Written	$ 2,406,483
Total Level 1	2,406,483
Level 2
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$ 2,406,483

(a) Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are reflected at value.

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended January 31, 2023, there were no transfers into or out of Level 3 for the Fund.